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                                                                   EXHIBIT 10.15



                     FIFTH AMENDMENT TO FINANCING AGREEMENT


     This FIFTH AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), dated as of March 21, 2000, is entered into by and among Big 5 Corp., a Delaware corporation, successor by merger to United Merchandising Corp. (the "Borrower"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Lenders") and The CIT Group/Business Credit, Inc., as agent for the Lenders (in such capacity, the "Agent"), and amends that certain Financing Agreement, dated as of March 8, 1996 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Financing Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Financing Agreement"), by and among the Borrower, the Agent and the Lenders from time to time party to the Financing Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Financing Agreement.

                                     RECITAL

     The Borrower has requested that the Agent and the Lenders amend Section 6, Paragraph 9, Subparagraph G of the Existing Financing Agreement and delete
Section 6, Paragraph 10 of the Existing Financing Agreement and the Agent and the Lenders are willing to agree to so amend the Existing Financing Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set fort below in Section 2:

          (a) Section 6, Paragraph 9, Subparagraph G of the Existing Financing Agreement is hereby amended to read in its entirety as follows:

          "Declare or pay any dividend of any kind on, or purchase, acquire, redeem or retire, any of its capital stock or equity interest of any class whatsoever, whether now or hereafter outstanding, except that
          (i) the Company may declare and pay dividends on its capital stock (a) in cash in (1) amounts sufficient to enable the Parent to purchase, acquire or redeem the capital stock owned by its employees or its retired, deceased or terminated officers, directors or shareholders which the Parent is contractually obligated or



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          entitled to purchase, acquire or redeem and (2) additional amounts not to exceed the sum of $3,000,000 and tenet cash proceeds realized from sales by the Company in such fiscal year of its capital stock in any fiscal year; provided, however, that if the Company does not declare and pay dividends in any fiscal year of up to the sum of $3,000,000 and the net cash proceeds realized from sales by the Company in such fiscal year of its capital stock, the difference may be added to the amount permitted in subsequent fiscal years and provided, further, that such dividends may not be declared and paid, on or after May 1, 1996, if a Default or Event of Default is then in existence or will be in existence after giving effect to such dividends, (b) in kind, (c) in cash in an amount sufficient to (1) enable the Parent to pay income or franchise taxes of the Company due as a result of the filing of a consolidated, combined or unitary tax return in which the operations of the Company are included or (2) reimburse the Parent for out-of-pocket expenses incurred by the Parent for the joint or several benefit of the Parent and the Company, and fees and expenses of its directors for attending the Board of Directors' meeting or (d) in cash to the Parent on or after May 15, 2003, provided, that such dividends may not be declared or paid if a Default or Event of Default is then in existence or will be in existence after giving effect to the payment of such dividends and provided, further that such dividends may not be declared or paid if they are prohibited under the terms and conditions of the Senior Notes and (ii) the Company may repurchase the Senior Notes, and declare and pay dividends on its capital stock in cash to the Parent to enable the Parent to repurchase its 13.45% Subordinated Exchange Debentures Due 2009 (the "Parent Debentures"), provided, that (a) the aggregate amount of all such repurchases and dividends shall not exceed $35,000,000, (b) the aggregate amount of dividends paid to the Parent for purposes of repurchasing the Parent Debentures shall not exceed $10,000,000, (c) the amount paid for each such repurchase shall not exceed 105% of par value of the Senior Notes or the Parent Debentures, as the case may be and (d) both before and after giving effect to the making of such repurchase or dividend, no Default or Event of Default shall have occurred and be continuing;"

          (b) Section 6, Paragraph 10 of the Financing Agreement is hereby deleted in its entirety.

          (c) Section 9, Paragraph 1 of the Existing Financing Agreement is hereby amended by deleting the period at the end of clause (k), and inserting the following in lieu thereof:




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          "and, provided, further, that the Company may make the repurchases and dividends permitted under Section 6, Paragraph 9, Subparagraph G of this Financing Agreement."

     Section 2. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

          (a) On or before the Amendment Effective Date, the Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Lenders and the Agent.

          (b) On or before the Amendment Effective Date, all corporate, partnership and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

          (c) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

     Section 3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Existing Financing Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Agent and each Lender as of the Amendment Effective Date as follows:

          (a) Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Financing Agreement as amended by this Amendment (hereafter referred to as the "Amended Financing Agreement").

          (b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the performance of the Amended Financing Agreement by the Borrower have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

          (c) Enforceability. The Amended Financing Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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          (d) No Conflict. The execution and delivery by the Borrower of this
Amendment and the performance by the Borrower of the Amended Financing Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower or its properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower, or any material agreement, indenture, lease or instrument binding upon the Borrower or its properties or other assets or (iii) result in the creation or imposition of any liens on its properties other than as permitted under the Financing Agreement.

          (e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (f) Representations and Warranties in the Financing Agreement. The Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Section 6 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and tat no Default or Event of Default has occurred and is continuing.

     Section 4. Miscellaneous.

          (a) Reference to and Effect on the Existing Financing Agreement.

                    (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Financing Agreement and each of the agreements, documents and instruments executed in connection therewith (collectively, the "Loan Documents") shall remain in full force and effect and are hereby ratified and confirmed.

                    (ii) The execution and delivery of this Amendment and
               performance of the Amended Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders under, the Existing Financing Agreement or any of the other Loan Documents.

                    (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Financing Agreement, and the Existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 7, Paragraph 4 of the Existing Financing Agreement.


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               (c) Heading. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               (e) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (f) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                  BORROWER

                                  BIG 5 CORP.


                                  By: /s/ Charles P. Kirk
                                     -----------------------------------------
                                  Name: Charles P. Kirk
                                       ---------------------------------------
                                  Title: Vice President
                                         -------------------------------------


                                  AGENT

                                  THE CIT GROUP/BUSINESS CREDIT, INC., as agent


                                  By: /s/ Adrian Avalos
                                     -----------------------------------------
                                  Name: Adrian Avalos
                                        --------------------------------------
                                  Title: AVP
                                        --------------------------------------


                                  LENDERS

                                  THE CIT GROUP/BUSINES CREDIT, INC.


                                  By: /s/ Adrian Avalos
                                     -------------------------------------------
                                  Name: Adrian Avalos
                                        ----------------------------------------
                                  Title: AVP
                                        ----------------------------------------



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                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Mark D. Newlun
                                       -----------------------------------------
                                    Name: Mark D. Newlun
                                         ---------------------------------------
                                    Title: S.V.P.
                                          --------------------------------------


                                    NATIONAL BANK OF CANADA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By: /s/ Robert L. Heinz
                                       -----------------------------------------
                                    Name: Robert L. Heinz
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


                                    BANK OF AMERICA, N.A.


                                    By: /s/ Steven W. Sharp
                                       -----------------------------------------
                                    Name: Steven W. Sharp
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------


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     The undersigned hereby (a) ratifies and reaffirms all of its obligations to the Agent and the Lenders under that certain Guaranty dated March 8, 1996 (the "Guaranty") by Big 5 Holdings Corp., a Delaware corporation, successor by merger to Big 5 Corporation, in favor of the Agent, in connection with its guaranty of all obligations of Big 5 Corp., a Delaware corporation (the "Borrower") to the Agent and the Lenders, (b) consents to the execution and delivery by the Borrower of that certain Fifth Amendment to Financing Agreement. dated March 21, 2000 among the Borrower, the Agent and the Lenders (the "Amendment") and (c) confirms that the Guaranty and all agreements, documents and instruments executed in connection therewith remain in full force and effect. The undersigned agrees that the execution and delivery of this consent and reaffirmation of the Guaranty is not necessary for the continued validity and enforceability of the Guaranty and the agreements, documents and instruments executed in connection therewith, but is executed to induce die Agent and the Lenders to enter into the Amendment.


                                       BIG 5 HOLDINGS CORP



                                       By: /s/ Charles P. Kirk
                                          --------------------------------------
                                       Name: Charles P. Kirk
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------




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